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                                                                    EXHIBIT 10.2


                                                PEOPLESUPPORT, INC.

NOTICE OF GRANT OF STOCK OPTIONS
AND OPTION AGREEMENT                            1100 Glendon Ave. 12th Floor
                                                Los Angeles, CA 90024

                                                OPTION NUMBER:
                                                PLAN:

                                                ID:

Effective         you have been granted a(n) Incentive Stock Option to buy
shares of PeopleSupport, Inc. (the Company) stock at $       per share.

The total option price of the shares granted is $

Shares in each period will become fully vested on the date shown.

Shares      Vest Type    Full Vest    Expiration
------      ---------    ---------    ----------

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

____________________________________         ___________________________________
PeopleSupport, Inc.                          Date

____________________________________         ___________________________________
                                             Date

                                                                 Date: 4/28/2004
                                                                 Time: 2:27:12PM